UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 25, 2023
Energy Vault Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39982	85-3230987
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4360 Park Terrace Drive, Suite 100 Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (805) 852-0000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NRGV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
On May 25, 2023, Energy Vault Holdings, Inc. (the “Company”) held its Annual Meeting of Stockholders. The matters voted upon at the meeting and the preliminary results of those votes, as informed by the independent inspector of election of the Annual Meeting of Stockholders, were as follows:
Proposal 1 - Election of Class II Directors

	Votes For	Votes Withheld	Broker Non-Votes
Zia Huque	90,542,661	1,632,886	19,672,794
Theresa Fariello	92,052,526	123,021	19,672,794
Thomas Ertel	88,384,941	3,790,606	19,672,794
Proposal 2 - Ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
111,736,412	51,928	60,001	—
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description
104	Cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY VAULT HOLDINGS, INC.

Date: May 25, 2023	By:	/s/ Josh McMorrow
Name: Josh McMorrow
Chief Legal Officer